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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       November 19, 2004
                                                --------------------------------

                                   Belk, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            000-26207                           56-2058574
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     (Commission File Number)          (IRS Employer Identification No.)


          2801 West Tyvola Road, Charlotte, North Carolina 28217-4500
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (704) 357-1000
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 130.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 19, 2004, Belk, Inc. issued a press release reporting the company's operating results for the quarter ended October 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1 Press Release dated November 19, 2004 reporting operating results for the quarter ended
                           October 30, 2004.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  November 19, 2004.

                                  Belk, Inc.


                                  By:  /s/ Ralph A. Pitts
                                       -----------------------------------------
                                       Ralph A. Pitts
                                       Executive Vice President, General Counsel
                                       and Secretary



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                                  EXHIBIT INDEX



Exhibit Number and Description



99.1 Press Release dated November 19, 2004 reporting operating results for the quarter ended October 30, 2004.